Exhibit 10.1

DEBT RESTRUCTURING AGREEMENT THIS DEBT RESTRUCTURING AGREEMENT (this “Agreement”), dated as of September 30, 2016 (the “Effective Date”), is made by and among Stephen Brock (“Brock”) and K. Brock & S. Brock General Partners trustee of Brock Family Trust, K. Brock & S. Brock General Partners Brock Family Trust UADTD 06/24/1998, K. Brock & S. Brock General Partners Trustee of Brock Family Trust, and the Brock Irrevocable Trust (together with Brock, the “Related Parties”) and Public Company Management Corporation, a Nevada corporation (the “Company”). RECITALS A. The Brock and the Related Parties are the holders of a certain promissory note made by the Company (the “Note”) or are holders of certain obligations or payables of the Company (the “Obligations”), B. As of September 30, 2008, the Company had accrued $540,000 in compensation to Brock and from October 1, 2008 to September 30, 2009, the Company had accrued an additional $180,000 in compensation to Brock, included as part of the Obligations. C. The aggregate outstanding principal of the Note, without accrued and unpaid interest on the Note to Brock, as of September 30, 2016 is $33,129. D. The parties believe it is in the best interest of the Company and the Related Parties to restructure the Note and combine the Obligations (which also include, but are not limited to payments by Brock and Related Parties, or either, to Wells Fargo Bank under the Bank Line of Credit and the Note Payable to Bank of America, and other advances made on or after September 30, 2009 to the Effective Date (the “Restructure”). E. The Related Parties and the Company desire to Restructure the Obligations and the Note by (i) cancelling the outstanding Note and all outstanding principal and accrued and unpaid interest thereunder and (m) issuing a Promissory Note (the “New Note”) as at the Effective Date, containing all of the Obligations owed to Brock and the Related Parties by the Company F. The Brock, Related Parties, and the Company desire to enter into this Agreement to set forth the terms and conditions of the Restructuring. AGREEMENT NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants, and agreements contained herein, and for other good and valuable consideration, the receipt and sufﬁciency of which are hereby acknowledged, the parties agree as follows: 1. Restructuring. 1.1 Exchange of Notes. 1 (a) Brock and the Related Parties hereby sell, assign, transfer and deliver to the Company, and the Company hereby acquires and cancels the Note in in exchange for the execution of the New Note by the Company and the delivery thereof to Brock. The Company, Brock and the Related Parties agree that the execution and delivery of the New Note by the Company to Brock shall constitute full satisfaction of the Note and all Obligations by the Company to Brock and the Related Parties, or either, and on the Effective Date, the Note and all rights thereunder and the Obligations thereunder shall be cancelled. (b) Prior to the date hereof, differences of opinion as to matters of fact and as to matters of law have arisen by and between the parties and because of said differences of opinion as to matters of fact and as to matters of law, which includes, but is not limited to the Nevada Revised Statutes pertaining to time periods for which a potential plaintiff has to file a civil lawsuit, the parties desire to resolve all of their differences by this Agreement and the mutual release described in Section 3 herein. (c) Company, Brock and the Related Parties have agreed that the New Note shall be in the principal sum of $350,000, a copy is attached hereto and made a part hereof by reference. 1.2 Deliveries by Brock and Related Parties. Upon the execution of this Agreement, Brock and the Related Parties shall deliver to the Company: (a) The original Note, if available, which was issued in favor of Brock, along with the Assignments of Note, in a form reasonably acceptable to the Company, executed in favor of the Company; and (b) Executed original signature pages to this Agreement and the New Note to which the Company and Brock are parties. 1.3 Deliveries by Company. Upon the execution of this Agreement, the Company shall deliver to Brock and the Related Parties an executed original signature page to this Agreement and the New Note to be issued by the Company in favor of Brock. 1.4 Declarations of Lost Note. In the event that the Note is not available, Brock hereby declares as follows: (a) Brock is the owner of the Note. (b) Brock has no knowledge or information as to the present whereabouts of the original Note owned by Brock that may not or will not be delivered to the Company pursuant to Section 1.3 of this Agreement (the “Missing Note”) and believes that such Note has been lost, misplaced, destroyed or stolen. 2 (e) The Missing Note nor any interest therein has not been sold, assigned, endorsed, transferred, deposited under any agreement, hypothecated, pawned, pledged for any bank or brokerage loan or otherwise, or disposed of in any manner by or on behalf of Brock; neither Brock nor anyone acting on Brock’s behalf has signed any power of attorney, any stock power or any other assignment or authorization respecting the same which is now outstanding and in force; and no person, ﬁrm or corporation has any right, title, claim, equity or interest in, to or respecting any of the Missing Note. (d) This declaration is made for the purpose of inducing the issuance of the New Note in lieu of and in substitution or exchange for the Note without requiring the surrender of the Missing Note. (e) Brock hereby agrees to immediately surrender the Missing Note that at any time hereafter comes into Brock’s possession or control. (f) Brock agrees to indemnify and hold harmless the Company in the event the Company shall, at any time or from time to time, suffer any damage, liability, loss or deﬁciency arising out of or resulting from, or shall pay or become obligated to pay any sum on account of any inaccuracy, misstatement of fact or breach of any duty contained herein or created hereunder. 2. Termination of Note. As if the Effective Date and upon the issuance of the New Note, the Note is hereby terminated, cancelled and of no further force and effect, all outstanding principal and accrued interest with respect to the Note is hereby cancelled, forgiven and released, and the parties thereunder are released of all of their obligations thereunder. 3. Mutual Release. 3.1 Mutual Release. Except for the obligations created by this Agreement and the New Note, effective at the Effective Date, the Company, Brock and the Related Parties fully, ﬁnally and forever release and agree to hold harmless each other and all their respective successors, assigns, ofﬁcers, directors, stockholders, employees, lenders, affiliates, attorneys, consultants, advisors and agents (each, a “Releasee“) from and against any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liabilities, claims, demands, damages, losses, costs and expenses, of any nature whatsoever, known or unknown, ﬁxed or contingent, foreseeable or unforeseeable (collectively, the “Claims”), which the parties may have at the Effective Date or may thereafter have against any of the released patties by reason of any matter, cause or thing whatsoever from the beginning of time to the Effective Date arising out of or based upon the Note or the Obligations (the “Release”). Each of the parties hereto acknowledges that it may hereafter discover facts different from or in addition to those which it now knows or believes to be true with respect to the Claims which are the subject of the Release and each party expressly agrees to assume the risk of the possible discovery of additional or different facts, and agrees that the Release shall be and remain effective in all respects, regardless of such additional or different facts. Each of the parties hereto understands and agrees that it shall expressly waive and relinquish all rights and 3 beneﬁts, if any, it may have under the statutory provisions of state law or federal law with respect to the Claims which are the subject of the Release. State and federal laws contain provisions that read substantially as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT TI-IE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RE- LEASED PARTY.

In connection with the Release, each of the parties hereto represents and warrants to the other party that he or it has not assigned or transferred, and he or it will not assign or transfer, any Claim or any interest in any Claim which he or may have against any of the released parties. The parties, and each of them, have acknowledged that they have separately bargained for the foregoing waiver of the unknown Claims and the waiver also includes any and all common law Claims. The parties and each of them, expressly consent that this release shall be given in full force and effect in accord with each and all of the expressed terms and provisions, including those terms and provisions relating to any other claims, demands and causes of action whether speciﬁed or not speciﬁed. 3.2 Breach of Release. Each of the parties hereto agrees that if either hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released by such party hereunder, or in any manner asserts against any other party hereto or the Releases any of the claims released hereunder (collectively, the “Released Claims”), the party asserting such Released Claim shall pay to such other party or such Releasee, as the case may be, in addition to any other damages caused to such other party or such Releasee, as the ease may be, all reasonable attorneys’ fees incurred in defending or otherwise responding to said suit or claim. 3.3 Rights Related to Release Provisions. In connection with the release provisions of this Agreement, each of the parties is aware that he or it has the right to consult with an attorney before signing this Agreement and is hereby advised by the Company to do so. 4. Representations. 4.1 Investment Representations. Brock represents and warrants that he: (a) has substantial experience in evaluating and investing in transactions involving companies similar to the Company such that he is capable of evaluating the merits and the risks of his investment in the Company and has the capacity to protect his interests; (b) understands the acquisition of his New Note is a speculative investment which involves a high degree of risk of loss of such investment; (c) is able to bear the economic risk of his investment for an indeﬁnite period of time, including the risk of a complete loss of the investment; (d) is acquiring his New Note for 4 investment for his own account, not as a nominee or agent, and not with a view to the resale or distribution thereof and (e) is an “accredited investor” as deﬁned in Rule 501 of Regulation D under the Securities Act of 1933, as amended. Brock acknowledges and agrees that the New Note shall bear the following restrictive legend: “THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS (THE “STATE ACTS”). THIS NOTE I-IAS BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE ACTS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.” 4.2 Authority Relative to This Agreement. The Company has full corporate power and authority to execute, deliver, and perform this Agreement and the New Note and to consummate the transactions contemplated by this Agreement and the New Note. The execution, delivery and performance of this Agreement and the New Note by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action of the Company, and no other action on the part of the Company or any affiliate of the Company is necessary to authorize such execution, delivery and performance. This Agreement and the New Note have been duly executed and delivered by the Company and, assuming due execution and delivery by the other parties thereto, this Agreement and the New Note constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors’ rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies in certain instances. 5. Miscellaneous. 5.1 Confidentiality of Agreement. Except as may be required by law or otherwise made publicly available by the Company, neither of the parties, nor their respective attorneys or any person acting by, through, under or in concert with any of them, shall disclose any of the terms of or facts relating to this Agreement or the negotiation thereof to any individual or entity, except for disclosures made between the parties and their respective attorneys, spouses, children, or tax advisers. 5.2 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notiﬁed; (b) when sent by conﬁrmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (e) live (5) days after having been sent by registered or certiﬁed mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written veriﬁcation of receipt. All communications shall be sent to the party to be notiﬁed at the address indicated for such party on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. 5 5.3 Informed Consent. Prior to the execution of this Agreement, the parties have apprised themselves of sufﬁcient relevant information, either through their attorneys or other sources of their own selection, in order that they might intelligently exercise their own judgment in deciding whether to execute this Agreement. 5.4 Voluntary Act. Each party has read this Agreement and understands its terms. Each party has executed this Agreement voluntarily and with full knowledge of its legal signiﬁcance. 5.5 Assignment. This Agreement shall be binding upon and shall inure to the beneﬁt of the parties hereto and their respective predecessors, heirs, successors, representatives and assigns. 5.6 Fees and Expenses. Each party shall be liable for its own costs and expenses incurred in connection with this Agreement. 5.7 Further Assurances. Each party agrees to perform any further acts and execute and deliver any further documents which reasonably may be necessary to carry out the provisions and intent of this Agreement. 5.8 Governing Law. The validity, interpretation and performance of this Agreement shall be governed by and construed under the laws of the State of Nevada without regard to conﬂicts of laws principles. 5.9 Enforcement. The parties hereto consent and agree that jurisdiction for the resolution of any dispute between them in respect of the enforcement of the rights and duties created by this Agreement shall reside in any federal or state court sitting in Cook County, State of Nevada. Service in any action to enforce rights created by this Agreement may be effected on counsel-of-record for any party to this Agreement. The prevailing party in any action to enforce this Agreement shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys’ fees. 5.10 Entire Agreement; Amendments. This Agreement may not be amended or modiﬁed except by an instrument in writing signed on behalf of each of the parties hereto. 5.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. [Signature page follows on page 7] 6 [SIGNATURE PAGE TO DEBT RESTRUCTURING AGREEMENT] IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year ﬁrst above written. )?)w ON a /‘Z,§’ /1,, 30“! I4 lap Lu,-5 4 ' Vvl ‘ “RELATED PARTIES” 5'7” A’;//p “COMPANY” ‘ﬁe \ K. Brock & S. Brock General Partners trustee of Brock Family . By: General partner, duly authorized K. Brock & S. Brock General Partners Brock Family Trust UADTD 06/ 4/19 8 By: / V General P , duly authorized K. Brock & S. Brock General Partners Trustee of Brock Family By: Stephen Brock, duly authorized Brock Irrevocable Trust By: Stephen Brock, Trustee “COMPAY” PUBLIC COMPANY MANAGEMENT CORPORATION a Nevada corporation Name: Stephen Brock Title: President and Chief Operating Ofﬁcer 7 CONSENT OF SPOUSE OF STEPHEN BROCK The undersigned, the spouse of Stephen Brock to the foregoing Agreement, acknowledges on her own behalf that: (a) I have read the foregoing Agreement and l know its contents; (b) I am aware that by its provisions my spouse has agreed to sell, assign, transfer and deliver to the Company the Note owned by my spouse, including my community interest therein, and the Obligation owned by my spouse, including my community interest therein, (e) I hereby consent to the sale, approve of the provisions of the Agreement, and agree that such Note, including my interest therein, and the Obligation referred to therein, including my interests therein, that are subject to the provisions of the Agreement and that I will take no action at any time to hinder the operation of the Agreement on such Note of Obligations or my interest therein. I, D - Kathryn Brock 8